                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/ Preliminary Proxy Statement              / / Confidential, for Use of the
/ / Definitive Proxy Statement                   Commission Only
/ / Definitive Additional Materials              (as permitted by Rule
/ / Soliciting Material Pursuant to              14a-6(e)(2))
    Rule 14a-11(c) or Rule 14a-12

                                   INTRAV, INC.
                    (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

    /X/ No fee required.

    / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.

    (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

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    (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTIONS APPLIES:

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    (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED
PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

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    (4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

------------------------------------------------------------------------------

    (5) TOTAL FEE PAID:

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    / / Fee paid previously with preliminary materials.

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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
                          [INTRAV, INC. SYMBOL]



                       March 8, 1999



Dear Fellow Shareholder:

     The Board of Directors cordially invites you to attend a Special Meeting of Shareholders of Intrav, Inc. ("Intrav") to be held at 10:00 a.m. local time, on March 23, 1999, at the offices of Intrav, 7711 Bonhomme Avenue, St. Louis, Missouri (the "Special Meeting"). At the Special Meeting, you will be asked to consider and vote upon a proposal to approve and adopt a resolution which will amend the Restated Articles of Incorporation of Intrav to add a new article which would, among other things, restrict ownership of more than 24.9% of the outstanding shares of the common stock, par value $.01 per share, of Intrav (the "Intrav Common Stock") by non-United States citizens in order to comply with the federal Merchant Marine Act of 1936, as amended, and the federal Shipping Act of 1916, as amended, and applicable regulations thereunder (the "Citizenship Amendment"). You are also being asked to vote on a proposal to adjourn the Special Meeting if required to solicit additional votes.

     Enclosed are the following items relating to the Special Meeting:

     1.  Proxy Statement;

     2.  Proxy card; and

     3.  A pre-addressed return envelope for the proxy card.

The Proxy Statement and related proxy materials set forth important information relating to Intrav and the proposed Citizenship Amendment. The Board of Directors requests that you carefully review these materials before completing the enclosed proxy card or attending the Special Meeting.

      THE BOARD OF DIRECTORS OF INTRAV CAREFULLY CONSIDERED AND APPROVED THE CITIZENSHIP AMENDMENT AS BEING IN THE BEST INTEREST OF INTRAV AND ITS SHAREHOLDERS. THE INTRAV BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE CITIZENSHIP AMENDMENT AND FOR THE PROPOSAL
---                                                       ---
REGARDING ADJOURNMENT.

      APPROVAL OF THE CITIZENSHIP AMENDMENT BY THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF INTRAV COMMON STOCK IS A CONDITION TO THE ADOPTION OF THE CITIZENSHIP AMENDMENT. The approval of any proposed adjournment requires the affirmative vote of a majority of the holders of Intrav Common Stock present at the Special Meeting in person or by proxy. Accordingly, it is important that your shares be represented at the Special Meeting, whether or not you plan to attend the Special Meeting in person. Please complete, date and sign the enclosed proxy card and return it in the enclosed pre-addressed envelope, which requires no postage if mailed within the United States. If you later decide to attend the Special Meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Special Meeting, you may do so and your proxy will have no further effect. You may revoke your proxy by delivering to the Secretary of Intrav a written notice of revocation or another proxy relating to the same shares bearing a later date than the proxy being revoked or by attending the Special Meeting and voting in person. Attendance at the Special Meeting will not in itself constitute a revocation of an earlier dated proxy. Your prompt attention will be greatly appreciated.

                                                Sincerely,



                                                Paul H. Duynhouwer
                                                President

                            [INTRAV, INC. SYMBOL]

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  TO BE HELD
                                MARCH 23, 1999

TO THE SHAREHOLDERS OF INTRAV, INC.:

      Notice is hereby given that a special meeting of shareholders (the "Special Meeting") of INTRAV, INC., a Missouri corporation ("Intrav"), will be held at the offices of Intrav, 7711 Bonhomme Avenue, St. Louis, Missouri on March 23, 1999, at 10:00 a.m. local time, for the following purposes:

      (1) To consider and vote upon a proposal to approve and adopt a resolution which will amend the Restated Articles of Incorporation of Intrav to add a new Article Eleven which would, among other things, restrict ownership of more than 24.9% of the outstanding shares of the common stock, par value $.01 per share, of Intrav (the "Intrav Common Stock") by non-United States citizens in order to comply with the federal Merchant Marine Act of 1936, as amended, and the federal Shipping Act of 1916, as amended, and applicable regulations thereunder (the "Citizenship Amendment").

      (2) To consider and vote upon a proposal to approve in advance an adjournment of the Special Meeting in the event there are not sufficient votes to constitute a quorum or approve the Citizenship Amendment at the scheduled time of the Special Meeting, in order to permit further solicitation of proxies.

      (3) To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

      The record date for determining the shareholders entitled to receive notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof has been fixed as of the close of business on March 4, 1999. On the record date, there were ------ shares of Intrav Common Stock issued, outstanding and entitled to vote. Each share will be entitled to one vote on each matter submitted to a vote at the Special Meeting.

      THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF INTRAV COMMON STOCK IS REQUIRED FOR APPROVAL OF THE PROPOSAL TO APPROVE THE CITIZENSHIP AMENDMENT AND FOR APPROVAL OF THE PROPOSAL REGARDING ADJOURNMENT. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

      WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE VOTE AT THE SPECIAL MEETING BY FOLLOWING THE PROCEDURES SET FORTH IN THE ACCOMPANYING PROXY STATEMENT. FAILURE TO RETURN THE ENCLOSED PROXY CARD OR TO VOTE AT THE MEETING WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE MERGER.

                                       BY ORDER OF THE BOARD OF DIRECTORS


St. Louis, Missouri                    Barney A. Ebsworth
March 8, 1999                          Secretary

                                 INTRAV, INC.
                             7711 BONHOMME AVENUE
                          ST. LOUIS, MISSOURI  63105

                               PROXY STATEMENT
                                     FOR
                       SPECIAL MEETING OF SHAREHOLDERS
                                  TO BE HELD
                                MARCH 23, 1999


                             GENERAL INFORMATION
                             -------------------

      This Proxy Statement is being furnished to the shareholders of Intrav, Inc., a Missouri corporation ("Intrav"), in connection with the solicitation of proxies by the Board of Directors of Intrav for use at a special meeting of Intrav to be held on March 23, 1999, and any adjournments or postponements thereof (the "Special Meeting"). At the Special Meeting, the shareholders of Intrav will consider and vote upon (i) a proposal to approve and adopt a resolution which will amend the Restated Articles of Incorporation of Intrav to add a new Article Eleven which would, among other things, restrict ownership of more than 24.9% of the outstanding shares of the common stock, par value $.01 per share, of Intrav (the "Intrav Common Stock") by non-United States citizens in order to comply with the federal Merchant Marine Act of 1936, as amended, and the federal Shipping Act of 1916, as amended, and applicable regulations thereunder (the "Citizenship Amendment"), and (ii) a proposal to approve in advance an adjournment of the Special Meeting in order to permit further solicitation of proxies by Intrav if insufficient shares are present at the Special Meeting to constitute a quorum or to approve the Citizenship Amendment (the "Adjournment Proposal"), and to consider and vote upon any other business which may properly be brought before the Special Meeting or any adjournments or postponements thereof. Each copy of this Proxy Statement is accompanied by the Notice of Special Meeting of Shareholders of Intrav, a proxy card and a return envelope for the proxy card.

      This Proxy Statement, the Notice of Special Meeting and the proxy card are being first mailed to shareholders of Intrav on or about March 8, 1999.

                     INFORMATION REGARDING SPECIAL MEETING
                     -------------------------------------

DATE, TIME AND PLACE

      The Special Meeting will be held at the offices of Intrav, 7711 Bonhomme Avenue, St. Louis, Missouri on March 23, 1999, at 10:00 a.m. local time.

RECORD DATE; VOTE REQUIRED

      On March 4, 1999 (the "Record Date"), there were ---------- shares of Intrav Common Stock outstanding and entitled to vote at the Special Meeting. Each such share is entitled to one vote on each matter properly brought before the Special Meeting. The affirmative vote of the holders of a majority of the outstanding shares of Intrav Common Stock is required to approve the Citizenship Amendment, and the approval of the Adjournment Proposal requires a vote of a majority of the outstanding shares of Intrav Common Stock present in person or by proxy and entitled to vote at the Special Meeting. As to other matters which may properly come before the Special Meeting, unless otherwise provided in the Articles of Incorporation or Bylaws of Intrav or by statute, the matter will be approved if a majority of the votes cast are in favor of the matter.

      As of the Record Date, directors and executive officers of Intrav and their affiliates owned beneficially, or controlled the voting of, an aggregate of ------ shares of Intrav Common Stock, or approximately ----% of the outstanding shares of Intrav Common Stock entitled to vote at the Special Meeting. All directors and executive officers of Intrav have indicated their intention to vote their shares FOR the approval of the
                                               ---
Citizenship Amendment and FOR the approval of the Adjournment Proposal at the
                          ---
Special Meeting.

VOTING AND REVOCATION OF PROXIES

      Shares of Intrav Common Stock which are represented by a properly executed proxy received prior to the vote at the Special Meeting will be voted at such Special Meeting in the manner directed on the proxy card, unless such proxy is revoked in the manner set forth herein in advance of such vote. ANY INTRAV SHAREHOLDER RETURNING AN EXECUTED PROXY CARD WHICH DOES NOT PROVIDE INSTRUCTIONS TO VOTE AGAINST THE APPROVAL OF THE CITIZENSHIP AMENDMENT WILL BE DEEMED TO INDICATE INSTRUCTION TO VOTE FOR THE APPROVAL OF THE CITIZENSHIP AMENDMENT AND THE ADJOURNMENT PROPOSAL, EXCEPT THAT IF A PROXY IS VOTED AGAINST THE APPROVAL OF THE CITIZENSHIP AMENDMENT AND NO INSTRUCTION IS GIVEN IN CONNECTION WITH THE ADJOURNMENT PROPOSAL, THE PROXY WILL NOT BE VOTED IN FAVOR OF THE ADJOURNMENT PROPOSAL. Failure to return a properly executed proxy card or to vote in person at the Special Meeting will have the practical effect of a vote against the approval of the Citizenship Amendment.

      Shares subject to abstentions will be treated as shares that are present and voting at the Special Meeting for purposes of determining the presence of a quorum. Such votes will have the effect of votes against the approval of the Citizenship Amendment but will have no effect on whether the Adjournment Proposal is approved. Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares with respect to which the brokers or nominees do not have discretionary power to vote without such instructions) will be considered as present for the purposes of determining the presence of a quorum but will not be considered as voting at the Special Meeting. Broker non-votes will have the effect of votes against the approval of the Citizenship Amendment, but will have no effect on whether the Adjournment Proposal is approved. Proxies voting against the approval of the Citizenship Amendment will not be used by the proxy holders to vote in favor of the Adjournment Proposal unless the shareholder has voted FOR approval of the Adjournment Proposal on the proxy card.

      If a quorum is not obtained, or if fewer shares of Intrav Common Stock are voted in favor of approval of the Citizenship Amendment than the number required for approval, it is expected that, if a majority of the shares voted at the Special Meeting, in person or by proxy, with respect to the Adjournment Proposal have been voted in favor of the Adjournment Proposal, the Special Meeting will be postponed or adjourned for the purpose of allowing additional time for obtaining additional votes and, at any subsequent reconvening of the Special Meeting, all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the Special Meeting (except for any proxies which have theretofore effectively been revoked or withdrawn).

      Any shareholder of Intrav giving a proxy may revoke it at any time prior to the vote at the Special Meeting. Shareholders of Intrav wishing to revoke a proxy prior to the vote may do so by delivering to the Secretary of Intrav at 7711 Bonhomme Avenue, St. Louis, Missouri 63105, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares, or by attending the Special Meeting and voting such shares in person. Attendance at the Special Meeting will not in itself constitute the revocation of a proxy.

      The Board of Directors of Intrav is not currently aware of any business to be brought before the Special meeting other than that described herein. If, however, other matters are properly brought before such Special Meeting, or any adjournments or postponements thereof, the persons appointed as proxies will have discretionary authority to vote the shares represented by duly executed proxies in accordance with their discretion and judgment as to the best interest of Intrav.

SOLICITATION OF PROXIES

      Proxies will initially be solicited by mail, but directors, officers and selected other employees of Intrav may also solicit proxies in person or by telephone. Directors, executive officers and any other employees of Intrav who solicit proxies will not be specially compensated for such services. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward proxy materials to beneficial owners and will be reimbursed for their reasonable expenses incurred in sending proxy materials to beneficial owners. Intrav will bear the cost of mailing the proxy materials and the solicitation of proxies.

      HOLDERS OF INTRAV COMMON STOCK ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

HOLDINGS OF PRINCIPAL SHAREHOLDER AND MANAGEMENT

 The table below indicates certain information as of February 10, 1999 regarding beneficial ownership of the shares by (i) each person known by Intrav to be the beneficial owner of more than five percent of Intrav Common Stock on that date, (ii) each current director of Intrav, (iii) each executive officer of Intrav, and (iv) all executive officers and directors as a group.

                                                NUMBER
                                              OF SHARES        PERCENT <F1>
                                              ---------        ------------
The Revocable Trust of Barney A. Ebsworth,
Dated July 23, 1986, as amended <F2>         3,825,000           74.79%

Paul H. Duynhouwer <F3>                        136,000            2.61%

Wayne L. Smith II <F4>                          20,400              <F*>

Richard J. Hefler <F5>                          13,000              <F*>

Michael F. Doiron <F6>                           5,000              <F*>

John B. Biggs, Jr.                               2,000              <F*>

William H.T. Bush                               19,000              <F*>

Robert H. Chapman                                  600              <F*>

All executive officers and directors
    as a group (8 persons)                   4,017,000           76.69%

--------------------
<F*>  Less than one percent.
<F1>  The percentage calculations of beneficial ownership prior to the offering are based upon 5,114,200 shares of common stock outstanding at February 10, 1999 plus, with respect to the Revocable Trust of Barney A. Ebsworth and Messrs. Duynhouwer, Smith, Hefler and Doiron, the number of shares subject to options exercisable by each shareholder on or prior to April 11, 1999.
<F2>  Mr. Ebsworth is the sole trustee of The Revocable Trust of Barney A.
      Ebsworth and has sole voting and investment power with respect to the shares shown. The address of The Revocable Trust of Barney A. Ebsworth is 7711 Bonhomme Avenue, St. Louis, Missouri 63105-1961.
<F3>  Includes 90,000 shares subject to presently exercisable stock options.
<F4>  Includes 20,000 shares subject to presently exercisable stock options.
<F5>  Includes 13,000 shares subject to presently exercisable stock options.
<F6>  Includes 1,000 shares subject to presently exercisable stock options.

              PROPOSAL I - APPROVAL OF THE CITIZENSHIP AMENDMENT
              --------------------------------------------------

BACKGROUND OF AND REASONS FOR THE CITIZENSHIP AMENDMENT

      Through its wholly owned subsidiaries, Intrav owns and operates the 138-passenger M/V Yorktown Clipper and the 100-passenger M/V Nantucket Clipper, each of which is a U.S. flag vessel. Under the federal Merchant Marine Act of 1936, as amended, and the Shipping Act of 1916, as amended, and applicable regulations thereunder (collectively, the "Maritime Laws"), Intrav may continue to enjoy the benefits of U.S. flag registry for the M/V Yorktown Clipper and the M/V Nantucket Clipper only if it maintains "United States citizenship" as defined under the Maritime Laws. Under the Maritime Laws, Intrav will be considered a United States citizen if 75% or more of its capital stock is owned and controlled by United States citizens.

      Although more than 75% of the outstanding shares of Intrav Common Stock currently are owned and controlled by United States citizens, Intrav may in the future engage in financing activities or acquisitions which may involve the issuance of Intrav Common Stock. In order to ensure that at least 75% of the outstanding shares of Intrav Common Stock continue to be owned and controlled by U.S. citizens and that Intrav maintains "United States citizenship" under the Maritime Laws, the Board of Directors of Intrav has approved and recommends that the shareholders of Intrav approve the Citizenship Amendment. The Citizenship Amendment would add provisions to the Restated Articles of Incorporation of Intrav which limit foreign ownership of Intrav Common Stock. Intrav expects to add conforming provisions to its By-Laws, effective upon the amendment to the Restated Articles.

      Under the provisions of the Citizenship Amendment, persons who are not U.S. citizens for purposes of the Maritime Laws ("Non-U.S. Citizens") may not own or control more than an aggregate of 24.9% of the outstanding shares of Intrav Common Stock. In order to monitor the level of ownership of Intrav Common Stock by Non-U.S. Citizens, after the effective date of the Citizenship Amendment, Intrav may require all record and beneficial owners of Intrav Common Stock to certify as to their citizenship status and may withhold the payment of dividends until such confirmation is received. If at any time ownership of Intrav Common Stock by Non-U.S. Citizens exceeds the permitted percentage, Intrav may withhold payment of dividends on such shares deemed to be in excess of the permitted percentage and may suspend voting rights attributable to such shares. The shares subject to any such withholding would be those shares owned by Non-U.S. Citizens that the Board of Directors determines became so owned most recently.

      The Citizenship Amendment also provides that any transfer of Intrav Common Stock which would cause one or more Non-U.S. Citizens to beneficially own more than 24.9% of the outstanding shares of Intrav Common Stock will be ineffective as against Intrav, will not be registered by Intrav's transfer agent and that Intrav will not recognize the transferee as a shareholder of Intrav for any purpose, including the right to vote or to receive dividends. Intrav may require each person who purchases shares of Intrav Common Stock to submit a citizenship certificate. If a purchaser of Intrav Common Stock is acting as a fiduciary or nominee for a beneficial owner, the beneficial owner will also be required to submit a citizenship certificate.

      In addition, the Board of Directors will have the authority to redeem any shares of Intrav Common Stock owned by Non-U.S. Citizens in excess of 24.9% of the outstanding shares of Intrav Common Stock at a redemption price equal to the fair market value of such shares (or such other redemption price as may be required by law). The fair market value of a share of Intrav common stock redeemed would be deemed an amount equal to the average closing price of Intrav Common Stock for each of the 45 trading days preceding the day on which notice of redemption is given. In the event that Intrav Common Stock is not traded on a securities exchange or quoted on the Nasdaq National Market or any system then in use, the redemption price would be determined by the Board of Directors in good faith.

      If the Citizenship Amendment is adopted by the requisite vote of the shareholders, Intrav will issue instructions to its transfer agent to attempt to ensure that the transfer restrictions described above are enforced. All certificates representing Intrav Common Stock that are issued after the effective date of the Citizenship Amendment, which effective date should be on or shortly after the date of shareholder approval, will bear legends concerning the restrictions on ownership by persons other than U.S. citizens. In addition, the Board of Directors is authorized by the Citizenship Amendment to adopt such bylaws and to take such other actions as it may deem necessary to implement the purposes of the Citizenship Amendment.

PROPOSED CITIZENSHIP AMENDMENT

      The Board of Directors has declared advisable and adopted, and recommends that the shareholders adopt, the Citizenship Amendment, which would require amendments of Intrav's Restated Articles of Incorporation to add a new Article Eleven, a copy of which is attached as Appendix A to this
                                                         ----------
Proxy Statement.

RECOMMENDATION AND REQUIRED AFFIRMATIVE VOTE

      The affirmative vote of a majority of the shares of Intrav Common Stock outstanding and entitled to vote is required to adopt the Citizenship Amendment. For the reasons described above, Intrav's Board of Directors believes the Citizenship Amendment is fair to, and in the best interests of, Intrav's shareholders. Accordingly, Intrav's Board of Directors unanimously recommends that holders of Intrav Common Stock vote FOR the approval of the
                                                    ---
Citizenship Amendment.


                 PROPOSAL II - ADJOURNMENT OF SPECIAL MEETING
                 --------------------------------------------
      In the event there are not sufficient votes to constitute a quorum or to approve the Citizenship Amendment at the time of the Special Meeting, the Citizenship Amendment could not be approved unless the Special Meeting were adjourned in order to permit further solicitation of proxies. In order to allow proxies that have been received by Intrav at the time of the Special Meeting to be voted for such adjournment, if necessary, Intrav has submitted the question of adjournment under the circumstances to its shareholders as a separate matter for their consideration. In order to approve any such adjournment, more votes must be cast in favor of Proposal II than against. Intrav recommends that shareholders vote their proxies in favor of such Adjournment Proposal so that their proxies may be used for purposes of adjourning the Special Meeting in the event it should become necessary. Properly executed proxies will be voted in favor of any such adjournment unless otherwise indicated thereon. If it is necessary to adjourn the Special Meeting, no notice of the time and place of the adjourned meeting is required to be given to shareholders other than an announcement of such time and place at the Special Meeting unless such adjournment exceeds 90 days.


                            SHAREHOLDER PROPOSALS
                            ---------------------

      Intrav plans to hold its 1999 Annual Meeting of Shareholders on May 21, 1999. Any shareholder who plans to present a proposal for inclusion in the proxy materials for Intrav's 1999 Annual Meeting of Shareholders must have submitted such proposal to the offices of Intrav, c/o Wayne L. Smith II, 7711 Bonhomme Avenue, St. Louis, Missouri 63105 no later than December 16, 1998. Any such proposals are subject to the requirements of the proxy rules adopted under the

Exchange Act. Shareholder proposals which do not appear in the proxy materials may be considered at the 1999 Annual Meeting only if notice of the proposal is received by Intrav prior to March 1, 1999.


                                OTHER MATTERS
                                -------------

      The Board of Directors of Intrav, at the date hereof, is not aware of any business to be presented at the Special Meeting other than that referred to in the Notice of Special Meeting and discussed herein. If any other matter should properly come before the Special Meeting, the persons named as proxies will have discretionary authority to vote the shares represented by proxies in accordance with their discretion and judgment as to the best interests of Intrav.

                                  APPENDIX A
                                  ----------

                                ARTICLE ELEVEN
                                --------------

      (A) For purposes of this Article Eleven, the following terms shall have the meanings specified below:

          A person shall be deemed to be the "Beneficial Owner" of, or to "Beneficially Own" shares of Common Stock to the extent that such Person would be deemed to be the beneficial owner thereof pursuant to Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as such rule may be amended from time to time.

          "Citizen" shall mean "citizen of the United States" as such term is used in the Shipping Act of 1916, as amended from time to time, including Section 2 thereof, 46 U.S.C. Section 802, and the Merchant Marine Act of 1936, as amended from time to time.

          "Fair Market Value" of a share of capital stock shall mean the average Closing Price for such a share for each of the forty-five (45) most recent days during which shares of stock of such class or series shall have been traded preceding the day on which notice of redemption shall have been given pursuant to Paragraph (4) of Section E of Article Eleven; provided, however, that if shares of stock of such class or series are not traded on any securities exchange or in the over-the-counter market, "Fair Market Value" shall be determined by the Board of Directors in good faith; and provided, further, however, that "Fair Market Value" as to any shareholder who purchases any stock subject to redemption within one hundred twenty (120) days prior to a Redemption Date shall not (unless otherwise determined by the Board of Directors) exceed the purchase price paid for such shares. "Closing Price" on any day means the reported closing sales price or, in case no such sale takes place, the average of the reported closing bid and asked price on the composite tape for the New York Stock Exchange-listed stock, or, if stock of the class or series in question is not quoted on such composite tape on the New York Stock Exchange, or, if such stock is not listed on such exchange, on the principal United States Securities Exchange registered under the Act on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing sales price or bid quotation for such stock on the Nasdaq National Market or any system then in use, or, if no such prices or quotations are available, the fair market value on the day in question as determined by the Board of Directors in good faith.

          "Non-Citizen" shall mean any Person other than a Citizen.

          "Permitted Percentage" shall mean 24.9% of the shares of Common Stock from time to time issued and outstanding.

          "Person" shall mean an individual, partnership, corporation, trust or other entity.

          "Redemption Date" shall mean the date fixed by the Board of Directors for the redemption of any shares of stock of the corporation pursuant to Section E of Article 11.

          "Redemption Securities" shall mean any debt or equity securities of the corporation, any Subsidiary or any other corporation, or any combination thereof, having such terms and conditions as shall be approved by the Board of Directors and which, together with any cash to be paid as part of the redemption price, in the opinion of any investment banking, appraisal or accounting firm selected by the Board of Directors (which may be a firm which provides other investment banking, brokerage or other services to the corporation), has a value, at the time notice of redemption is given pursuant to Paragraph (4) of Section E of Article Eleven, at least equal to the Fair Market Value of the shares to be redeemed pursuant to Article Eleven (assuming, in the case of Redemption Securities to be publicly traded, such Redemption Securities were fully distributed and subject only to normal trading activity).

      B. It is the policy of the corporation that Non-Citizens should Beneficially Own, individually or in the aggregate, no more than the Permitted Percentage of the Common Stock. If at any time Non-Citizens, individually or in the aggregate, become the Beneficial Owners of more than the Permitted Percentage of the Common Stock, then the corporation shall have the power to take the actions prescribed in Sections C, D, E and F of this Article Eleven. The provisions of this Article Eleven are intended to assure that the corporation is in compliance with the citizenship requirements of the Merchant Marine Act of 1936, as amended, the Shipping Act of 1916, as amended (collectively, the "Maritime Laws") and the regulations promulgated thereunder.

          To the extent necessary to enable the corporation to submit any proof of citizenship required by law or by contract with the United States government (or any agency thereof), the corporation may require the record holders and the Beneficial Owners of Common Stock to confirm their citizenship status from time to time, and dividends payable with respect to stock held by such record holder or owned by such Beneficial owner may, in the discretion of the Board of Directors, be withheld until confirmation of such citizenship status is received; and the stock transfer records of the corporation shall be maintained in such manner as to enable the percentage of Common Stock that is Beneficially Owned by Non-Citizens and by Citizens to be confirmed. The Board of Directors is authorized to take such other ministerial actions or make such interpretation as it may deem necessary or advisable in order to implement the policy set forth in this Section B of Article Eleven.

      C. Any transfer, or attempted transfer, of any shares of Common Stock, the effect of which would be to cause one or more Non-Citizens to Beneficially Own Common Stock in excess of the Permitted Percentage, shall be ineffective as against the corporation, and neither the corporation nor its transfer agent shall register such transfer or purported transfer on the stock transfer records of the corporation and neither the corporation nor its transfer agent shall be required to recognize the transferee or purported transferee thereof as a shareholder of the corporation for any purpose whatsoever except to the extent necessary to effect any remedy available to the corporation under this Article Eleven. A citizenship certificate may be required from all transferees (and from any recipient upon original issuance) of Common Stock of the corporation and, if such transferee (or recipient) is acting as a fiduciary or nominee for a Beneficial Owner, such Beneficial Owner, and registration of transfer (or original issuance) shall be denied upon refusal to furnish such certificate.

      D. If on any date (including any record date) the number of shares of Common Stock that is Beneficially Owned by Non-Citizens is in excess of the Permitted Percentage (such shares herein referred to as the "Excess Shares"), the corporation shall determine those shares Beneficially Owned by Non-Citizens that constitute such Excess Shares. The determination of those shares that constitute Excess Shares shall be made by reference to the date or dates such shares were acquired by Non-Citizens, starting with the most recent acquisition of shares of Common Stock by a Non-Citizen and including, in reverse chronological order of acquisition, all other acquisitions of shares of Common Stock by Non-Citizens from and after the acquisition of those shares of Common Stock by a Non-Citizen that first caused the Permitted Percentage to be exceeded. The determination of the corporation as to those shares that constitute the Excess Shares shall be conclusive. Shares deemed to constitute such Excess Shares shall (so long as such excess exists) not be accorded any voting rights and shall not be deemed to be outstanding for purposes of determining the vote required on any matter properly brought before the shareholders of the corporation for a vote thereon. The corporation shall (so long as such excess exists) withhold the payment of dividends and the sharing in any other distribution (upon liquidation or otherwise) in respect of the Excess Shares. At such time as the Permitted Percentage is no longer exceeded, full voting rights shall be restored to any shares previously deemed to be Excess Shares and any dividend or distribution with respect thereto that has been withheld shall be due and paid solely to the record holders of such shares at the time the Permitted Percentage is no longer exceeded.

      E. Notwithstanding any other provision of these Articles, but subject to the provisions of any resolution of the Board of Directors creating any series of preferred stock or any other class of stock which has a preference over Common Stock with regard to dividends or upon liquidation, the Excess of Shares shall be subject to redemption at any time by action of the Board of Directors. The terms and conditions of such redemption shall be as follows:

          (1) the redemption price of the shares to be redeemed pursuant to this Article Eleven shall be equal to the Fair Market Value of such shares or such other redemption price as required by pertinent state or federal law pursuant to which the redemption is required:

          (2) the redemption price of such shares may be paid in cash, Redemption Securities or any combination thereof;

          (3) if fewer than all the Excess Shares are to be redeemed, the shares to be redeemed shall be selected in such manner as set forth in Section D of this Article Eleven or as otherwise determined by the Board of Directors;

          (4) at least thirty (30) days' written notice of the Redemption Date shall be given to the record holders of the Excess Shares selected to be redeemed (unless waived in writing by any such holder) provided that the Redemption Date may be the date on which written notice shall be given to record holders if the cash or Redemption Securities necessary to effect the redemption shall have been deposited in trust for the benefit of such record holders and subject to immediate withdrawal by them upon surrender of the stock certificates for the Excess Shares to be redeemed;

          (5) from and after the Redemption Date or such earlier date as mandated by pertinent state or federal law, any and all rights of whatever nature, which may be held by the record holder of Excess Shares selected for redemption (including without limitation any rights to vote or participate in dividends declared on stock of the same class or series as such shares), shall cease and terminate and they shall thenceforth be entitled only to receive the cash or Redemption Securities payable upon redemption; and

          (6) such other terms and conditions as the Board of Directors shall determine.


      F. In determining the citizenship of the Beneficial Owners or their transferees of Common Stock, the corporation may rely on the stock transfer records of the corporation and the citizenship certificates given by Beneficial Owners or their transferees or any recipients (in the case of original issuance) (in each case whether such certificates have been given on their own behalf or on behalf of others) to prove the citizenship of such Beneficial Owners, transferees or recipients of the Common Stock. The determination of the citizenship of Beneficial Owners and their transferees of the Common Stock may also be subject to proof in such other way or ways as the corporation may deem reasonable. The corporation may at any time require proof, in addition to the citizenship certificates, of the Beneficial Owner or proposed transferee of shares of Common Stock, and the payment of dividends may be withheld, and any application for transfer of ownership on the stock transfer records of the corporation may be refused, until such additional proof is submitted.

      G. Each provision of this Article Eleven is intended to be severable from every other provision. If any one or more of the provisions contained in this Article Eleven is held to be invalid, illegal or unenforceable, the validity, legality or enforceability of any other provision of this Article Eleven shall not be affected, and this Article Eleven shall be construed as if the provisions held to be invalid, illegal or unenforceable had never been contained therein.

      H. The Board of Directors may, to the extent permitted by law, from time to time establish, modify, amend or rescind, by By-Law or otherwise, regulations and procedures not inconsistent with the express provisions of this Article Eleven for determining whether any acquisition of the corporation's capital stock would jeopardize the corporation's ability to maintain such ownership by Citizens for the orderly application, administration and implementation of this Article Eleven. Such procedures and regulations shall be kept on file with the Secretary of the corporation and with its Transfer Agent, if any, and shall be made available for inspection by the public and, upon request, shall be mailed to any holder of capital stock of the corporation.

      I. All certificates evidencing ownership of capital stock of the corporation which are delivered after the effective date of this Article Eleven may bear a conspicuous legend describing the restriction set forth in Article Eleven.

                                     PROXY
                                 INTRAV, INC.
                             7711 BONHOMME AVENUE
                          ST. LOUIS, MISSOURI  63105

       FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 23, 1999

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      The undersigned shareholder(s) of INTRAV, INC. ("Intrav"), does hereby nominate, constitute and appoint Paul H. Duynhouwer and Wayne L. Smith II, or each of them (with full power to act alone), true and lawful proxies and attorneys-in-fact, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned to vote all of the shares of Common Stock, $.01 par value, of Intrav standing in the name of the undersigned on its books at the close of business on March 4, 1999 at the Special Meeting of Shareholders to be held at the offices of Intrav, 7711 Bonhomme Avenue, St. Louis, Missouri on March 23, 1999, at 10:00 a.m. local time, and at any adjournments or postponements thereof, with all the powers the undersigned would possess if personally present, as follows:

      1. To consider and vote upon a proposal to approve and adopt a resolution which will amend the Restated Articles of Incorporation of Intrav to add a new Article Eleven which would, among other things, restrict ownership of more than 24.9% of the outstanding shares of the common stock, par value $.01 per share, of Intrav by non-United States citizens in order to comply with the federal Merchant Marine Act of 1936, as amended, and the federal Shipping Act of 1916, as amended, and applicable regulations thereunder, as more fully described in the accompanying Proxy Statement (the "Citizenship Amendment").

               / / FOR            / / AGAINST         / / ABSTAIN

      2. To consider and vote upon the approval in advance on adjournment of the Special Meeting in the event that there are not sufficient votes to constitute a quorum or approve the Citizenship Amendment at the scheduled time of the Special Meeting, in order to permit further solicitation of proxies.

               / / FOR            / / AGAINST         / / ABSTAIN

      3. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL AND ADOPTION OF THE CITIZENSHIP AMENDMENT AND FOR APPROVAL OF THE PROPOSAL REGARDING ADJOURNMENT.

      The undersigned hereby revokes any other proxies to vote at such meeting and hereby ratifies and confirms all that the proxies and attorneys-in-fact, or each of them, appointed hereunder may lawfully do by virtue hereof. Said proxies and attorneys-in-fact, without limiting their general authority, are specifically authorized to vote in accordance with their best judgment with respect to all matters incident to the conduct of the Special Meeting.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS GIVEN HEREIN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS LISTED ABOVE, EXCEPT THAT IF A PROXY IS VOTED AGAINST THE APPROVAL OF THE CITIZENSHIP AMENDMENT AND NO INSTRUCTION IS GIVEN IN CONNECTION WITH THE ADJOURNMENT PROPOSAL, THE PROXY WILL NOT BE VOTED IN FAVOR OF THE ADJOURNMENT PROPOSAL.

Dated: -------------------------                ------------------------------
                                                Signature of Shareholder


                                                ------------------------------
                                                Signature of Shareholder

When signing as an attorney, executor, administrator, trustee or guardian, please give full title. If more than one person holds the power to vote the same shares, all must sign. All joint owners must sign. The above signed shareholder(s) hereby acknowledges receipt of the Notice of Special meeting and the Proxy Statement (with all enclosures and attachments) dated March 8, 1999, relating to the Special Meeting.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.